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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 13, 1996


                           QUEENS COUNTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                              0-22278                                 06-1377322
(State or other jurisdiction of         (Commission File Number)           (I.R.S. Employer Identification No.)
 incorporation or organization)


                   38-25 Main Street, Flushing, New York 11354
                    (Address of principal executive offices)

       (Registrant's telephone number, including area code) (718) 359-6400


                                 Not applicable
          (Former name or former address, if changed since last report)
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                           CURRENT REPORT ON FORM 8-K


Item 1.  Changes in Control of Registrant

         Not applicable.

Item 2.  Acquisition or Disposition of Assets

         Not applicable.

Item 3.  Bankruptcy or Receivership

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

         Not applicable

Item 5.  Other Events

         Queens County Bancorp, Inc. (the "Company"), a Delaware Corporation, has announced April 16, 1997 as the date of its Annual Meeting of Shareholders. The meeting will commence at 10:00 a.m., eastern standard time, and be held at the Sheraton LaGuardia East in Flushing, New York.

         In addition, the date of record for the Annual Meeting was set as March 7, 1997; proxy materials will be mailed, together with the Company's annual report to shareholders, on or about March 17th.

Item 6.  Resignations of Registrant's Directors

         Not applicable.

Item 7.  Financial Statements and Exhibits

         (a) No financial statements of businesses acquired are required.

         (b) No pro forma financial information is required.

         (c) Attached as an exhibit is the Company's press release announcing the establishment of the Annual Meeting date.

Item 8.  Change in Fiscal Year

         Not applicable.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 1996                                QUEENS COUNTY BANCORP, INC.
-----------------
     Date


                                                 /s/ Joseph R. Ficalora
                                                 -----------------------------
                                                 Joseph R. Ficalora
                                                 Chairman, President, and
                                                 Chief Executive Officer